EXHIBIT 10.22.2

                             FIRST AMENDMENT TO THE
                             NOTE PURCHASE AGREEMENT


         This FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT (the "Amendment") is executed this 5th day of July 2001, by and among Probex Fluids Recovery, Inc., a Delaware corporation ("PFR"), Probex Corp., a Delaware corporation ("Probex"), and the signatories designated as Holders hereto (the "Holders").

                                R E C I T A L S:

         WHEREAS, PFR, Probex and the Purchasers previously entered into that certain Note Purchase Agreement (the "Note Purchase Agreement"), dated as of November 29, 2000, whereby the Purchasers purchased 7% Senior Secured Convertible Notes Due November 28, 2004 (the "Notes") from PFR. Capitalized terms not defined herein shall have the meaning ascribed to it the Note Purchase Agreement.

         WHEREAS,   PFR,   Probex  and  the  Holders  desire  to  amend  certain
registration rights provisions set forth in the Note Purchase Agreement.

         THEREFORE, PFR, Probex and the Holders hereby agree as follows:

                              A G R E E M E N T S:

I. Amendment to the Note Purchase Agreement. Section 20.1 of the Note Purchase Agreement is hereby be amended to read in its entirety as follows:


                  "20.1. Filing and Effectiveness of Registration Statement. Probex shall prepare and file with the SEC as soon as practicable after the Closing of this Agreement, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use all commercially reasonable efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable thereafter. If the Registration Statement covering the Registrable Securities is not declared effective by the SEC on or before the dates set forth below, then Probex shall make payments to the Holders in such amounts and at such times in the manner set forth below as partial relief for the damages to the Holders by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity):

                  (i) if the Registration Statement covering the Registrable Securities is not declared effective by the SEC on or before March 31, 2001, each Holder shall be entitled to receive, for no additional cash consideration, additional shares of Probex Common Stock equal to two

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         percent (2%) of the Probex Common Stock  acquirable  upon conversion of the Note held by such Holder as of March 31, 2001; and

                  (ii) if the Registration Statement covering the Registrable Securities is not declared effective by the SEC on or before the calendar quarter ending June 30, 2001, and thereafter on or before the last day of each succeeding calendar quarter, each Holder shall be entitled to receive, for each such calendar quarterly period, and for no additional cash consideration, additional shares of Probex Common Stock equal to two percent (2%) of the Probex Common Stock acquirable upon conversion of the Note held by such Holder.

         Probex shall notify the Holder by written notice that such Registration Statement has been declared effective by the SEC within three (3) business days of such declaration by the SEC. The Probex Common Stock to which the Holders are entitled to receive pursuant to this subsection 20.1 shall be delivered as soon as possible following the date upon the Holders are entitled to receive the same, and such shares shall be included in the Registration Statement as Registrable Securities. The shares of Probex Common Stock issued pursuant to subsections 20.1(i) and (ii) shall be deemed to be issued to the Holders at a value per share equal to the closing price of the Probex Common Stock as reported on the American Stock Exchange on the trading day prior to their issuance."


II. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.


         IN WITNESS WHEREOF, this First Amendment to the Note Purchase Agreement is executed and delivered as of the date first above written.


                                 PROBEX FLUIDS RECOVERY, INC.


                                 By: __________________________________________
                                 Its: _________________________________________

                                 PROBEX CORP.

                                 By: __________________________________________
                                 Its: _________________________________________




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THE HOLDERS:



SIGNATURES PAGES OF HOLDERS INTENTIONALLY OMITTED.